UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2007

Date of Report (Date of earliest event reported)

                LIONS PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30285 (Commission File Number)	N/A (IRS Employer Identification No.)
600 17th Street, Suite 2800 South, Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

Registrant’s telephone number, including area code   (720) 359-1604

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 21, 2007, Lions Petroleum Inc.’s board of directors appointed new officers to facilitate the further development of our business plan.  Gordon L. Wiltse resigned as our Vice President and he was appointed as President and Chief Executive Officer.  Eric H. Olsen was appointed as Chief Operating Officer and Vice-President.  After these appointments our directors and officers are as follows:

Name	Position
Gordon L. Wiltse	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director
Eric H. Olsen	Vice-President, Chief Operating Officer and Director
Dale M. Paulson	Director

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIONS PETROLEUM, INC.

Date: August 24, 2007

By:   /s/ Gordon L. Wiltse

        Gordon L. Wiltse, President